EXHIBIT 10.60

               ASSIGNMENT AND ASSUMPTION AGREEMENT


          This ASSIGNMENT AND ASSUMPTION AGREEMENT is executed as of this 6th day of January, 1992 by and between Panda Energy Corporation, a Texas Corporation, (the "Assignor") and Panda-Rosemary Corporation, a Delaware Corporation, (the "Assignee"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Second Amended and Restated Letter of Credit and Reimbursement Agreement, dated as of January 6, 1992, by and among Panda-Rosemary, L.P., a Delaware limited partnership, The Fuji Bank Limited, acting through its Houston Agency, as Agent and as issuing bank, and the banks which are party thereto.

          FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

          1. ASSIGNMENT AND DELEGATION. Assignor hereby, and immediately prior to the consummation of the transactions contemplated by the Transfer Agreements, assigns, transfers, delegates and conveys unto Assignee all of its right, title, interest, duties and obligations with respect to those agreements listed on Schedule A attached hereto (the "Assigned Agreements").


          2. ASSUMPTION. Assignee hereby, and immediately prior to the consummation of the transactions contemplated by the Transfer Agreements, assumes and agrees to pay, perform, or otherwise satisfy and discharge any and all debts, obligations and liabilities of the Assignor under or with respect to any of the Assigned Agreements, arising prior to or after the date hereof.

          IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption Agreement as of the date and year first above written.

                              PANDA ENERGY CORPORATION



                              By:
                              Name: Robert A. Wolf
                              Title: Vice President



                              PANDA-ROSEMARY CORPORATION


                              By:
                              Name: Robert A. Wolf
                              Title: Vice President

                           SCHEDULE A

          1.   Lateral  Line  Interconnection  and  Reimbursement
Agreement dated as of August 1, 1990, between Assignor and Transcontinental Gas Pipeline Corporation.

          2.    Service  Agreement dated as of October  22,  1991
between Assignor and Transcontinental Gas Pipeline Corporation.

          3. Confidentiality Agreement, dated June 5, 1991, between Assignor and Natural Gas Clearinghouse.

          4.    ITS-1  Transportation  Service  Agreement,  dated
April 4, 1991, between Columbia Gulf Transmission Company (acting on behalf of Columbia Gas Transmission Corporation) and Assignor
(Contract No. 900614-003).

          5.    Fuel  Oil Purchase Agreement, dated November  18,
1991, between Assignor and Natural Gas Clearinghouse.